UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 North Galayda Street

Houston, TX 77086

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Independence Contract Drilling, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on June 23, 2016 in Houston, Texas. At the Annual Meeting our stockholders approved the adoption of an amendment to our 2012 Omnibus Incentive Plan (the “2012 Plan”) to increase the number of shares of stock authorized for issuance under the 2012 Plan by 1,300,000 shares (from 3,454,000 shares to 4,754,000 shares) and to extend its term.

In connection with the retirement of Mr. Edward Jacob as President and Chief Operating Officer, the Board of Directors of the Company (the “Board”), has appointed Mr. Byron Dunn as President of the Company, effective June 30, 2016. Mr. Dunn will also continue to serve as Chief Executive Officer of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted above, the Company held its Annual Meeting on June 23, 2016 in Houston, Texas. At the Annual Meeting, shareholders were requested to (i) elect seven individuals to serve on the Board until the next annual meeting of stockholders and (ii) approve (a) the adoption of an amendment to our 2012 Plan to increase the number of shares of stock authorized for issuance under the 2012 Plan and to extend its term; and (b) the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Internal Revenue Code. Each of these proposals are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 11, 2016.

Proposal 1: Election of Directors. All seven nominees were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders by the votes indicated below:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Thomas R. Bates, Jr.	27,699,655	487,876	0
Byron A. Dunn	27,763,873	423,658	0
Arthur Einav	27,810,852	376,679	0
Matthew D. Fitzgerald	27,117,250	1,070,281	0
Edward S. Jacob, III	27,813,246	374,285	0
Daniel F. McNease	27,749,063	438,468	0
Tighe A. Noonan	27,816,266	371,265	0

Proposal 2: Approval of (a) the adoption of an amendment to the Company’s 2012 Omnibus Incentive Plan (the “2012 Plan”) to increase the number of shares of stock authorized for issuance under the 2012 Plan and to extend its term; and (b) the material terms of the performance goals under the 2012 Plan for the purposes of Section 162(m) of the Internal Revenue Code. The adoption of the amendment to the 2012 Plan, including approval of the material terms of the performance goals under the 2012 Plan, was approved by the votes indicated below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
27,010,637	781,937	394,957	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibits

10.1	Amendment No. 1 to the Second Amended and Restated Independence Contract Drilling, Inc. 2012 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: June 24, 2016	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description of the Exhibits

10.1	Amendment No. 1 to the Second Amended and Restated Independence Contract Drilling, Inc. 2012 Omnibus Incentive Plan